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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



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                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 1996

                               Biofield Corp.
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           (Exact name of registrant as specified in its charter)


               Delaware                  0-27848              13-3703450
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   (State or other jurisdiction of      (Commission         (I.R.S. Employer
    incorporation or organization)      File Number)      Identification No.)

1225 Northmeadow Parkway, Suite 120, Roswell, GA                30076
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    (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (770) 740-8180
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                                Not Applicable
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        (Former name or former address, if changed since last report)

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Item 5.     Other Events

            Attached hereto as Exhibit A is a copy of a press release dated December 30, 1996 of Biofield Corp. announcing that Biofield Corp. submitted an application for Pre-Market Approval to the U.S. Food and Drug Administration for a new breast cancer diagnostic device called the Biofield(R) ALEXA(TM) 1000 System.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)  Exhibits

            99.1.  Press Release issued by Biofield Corp. on December 30, 1996.

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                                   Signatures


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           Biofield Corp.



Dated: January 3, 1997                     By:  /s/KENNETH W. ANSTEY
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                                                Kenneth W. Anstey
                                                President, Chief Executive
                                                Officer and Director